AMENDMENT AGREEMENT

THIS AGREEMENT made as of the 22nd day of December, 2006.

AMONG:

SOUTHERN STAR ENERGY INC., a Nevada corporation with an office located at 307-1178 Hamilton Street, Vancouver, British Columbia, Canada V6B 2S2

(“Southern Star”)

AND:

SOUTHERN STAR OPERATING, INC., a Louisiana corporation and wholly-owned subsidiary of Southern Star, with an office located at 307-1178 Hamilton Street, Vancouver, British Columbia, Canada V6B 2S2

(“Subco”)

AND:

BIG SKY MANAGEMENT, LTD., a British Columbia corporation with an office located at 307-1178 Hamilton Street, Vancouver, British Columbia, Canada V6B 2S2

(“Big Sky”)

AND:

ERIC BOEHNKE, a business person with a business address located at 307-1178 Hamilton Street, Vancouver, British Columbia, Canada V6B 2S2

(“Boehnke”)

AND:

TROY MUTTER, a business person with a business address located at 205-340 Linden Avenue, Victoria, British Columbia, Canada V8V 4E9

(“Mutter”)

AND:

FRANK HOLLMANN, a business person with a business address located at 205-340 Linden Avenue, Victoria, British Columbia, Canada V8V 4E9

(“Hollmann”)

WHEREAS:

A.                         Southern Star, Subco, Big Sky, Boehnke, Mutter and Hollmann (collectively, the “Parties”) entered into a Restructuring Agreement dated November 6, 2006 (the “Restructuring Agreement”), whereby, among other things, Big Sky assigned all right, title and interest to Subco of a 40% working interest (the “Assignment”) to certain oil and gas leases covering minerals underlying lands in Bossier Parish and Caddo Parish, Louisiana, commonly known as the D Duck Prospect (the “Prospect”) as more specifically set out in a Prospect Acquisition Agreement dated October 10, 2006, between Dynamic Resources Corporation and Big Sky (the “Prospect Agreement”);

B.                          Prior to the Assignment, Big Sky held a 20% interest in the Prospect, which interest was acquired by Big Sky pursuant to the terms of the Prospect Agreement;

C.                          The parties to the Restructuring Agreement acknowledge that the reference to the 40% interest in the Prospect as set out in recital D to the Restructuring Agreement is an error, and that the Parties originally intended that Big Sky would transfer all of its 20% interest in the Prospect to Subco upon the closing of the Restructuring Agreement; and

D.                         The parties to the Restructuring Agreement wish to enter into this Agreement to amend the terms of the Restructuring Agreement to correct the error and clarify that Big Sky assigned all of its 20% interest in the Prospect, not a 40% interest as was stated in the Restructuring Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $1.00 paid by each of the Parties to the other, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.	AMENDMENT TO RECITAL D

1.1                        Recital D of the Restructuring Agreement is hereby amended by deleting Recital D in its entirety and by substituting the following:

“D.                       Big Sky wishes to assign all right, title and interest to Subco of a 20% working interest (the “Assignment”) to certain oil and gas leases covering minerals underlying lands in Bossier Parish and Caddo Parish, Louisiana, commonly known as the D Duck Prospect (the “Prospect”) as is more explicitly set out in a Prospect Acquisition Agreement dated October 10, 2006, between Dynamic Resources Corporation and Big Sky, a copy of which is set out in Schedule A (the “Prospect Agreement”);”

2.	GENERAL

2.1                        The Restructuring Agreement and this Agreement will be read and construed as one agreement.

2.2                        The Restructuring Agreement, as modified hereby, will remain in full force and effect.

2.3                        Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

2.4                        All undefined terms used herein shall have their respective meanings as set out in the Restructuring Agreement.

2.5                        This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors.

2.6                        The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

2.7                        This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia.

2.8                        Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address:

(a)	If to Southern Star, Subco, Big Sky or Boehnke:

307 – 1178 Hamilton Street

Vancouver, British Columbia

Canada V6B 2S2

Attention: Eric Boehnke

Facsimile: (604) 484-2403

(b)	If to Mutter or Hollmann:

205 – 340 Linden Avenue

Victoria, British Columbia

Canada V8V 4E9

Attention: Troy Mutter

Facsimile: ____________

(or to such other address as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the electronic communication was successfully transmitted, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

2.9                        Time is of the essence of this Agreement.

2.10                      This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first written above.

SOUTHERN STAR ENERGY INC.

Per:

/s/ Eric Boehnke

Authorized Signatory

SOUTHERN STAR OPERATING, INC.

Per:

/s/ Eric Boehnke

Authorized Signatory

BIG SKY MANAGEMENT, LTD.

Per:

/s/ Eric Boehnke

Authorized Signatory

EXECUTED by ERIC BOEHNKE in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Erick Boehnke ERIC BOEHNKE

EXECUTED by TROY MUTTER in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Troy Mutter TROY MUTTER

EXECUTED by FRANK HOLLMANN in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Frank Hollman FRANK HOLLMANN

CW1005332.1